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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A No. 1

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               September 16, 2002
                               ------------------
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                        000-32847               87-0433444
            ----                        ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

             1855 Norman Avenue, Santa Clara, California 95054-2029
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (408) 727-7513
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

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Item 4.  Change In Registrant's Certifying Accountant

(a)      Previous independent accountant:

         (4) In connection with its audits for the two most recent fiscal years and during the subsequent interim period preceding the dismissal, there were no disagreements with Mantyla McReynolds LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mantyla McReynolds LLC, would have caused Mantyla McReynolds LLC to make reference to the subject matter of the disagreement(s) in connection with its reports.


Item 7.  Financial Statements and Exhibits

(a)      Exhibits:

         16.1 Letter from Mantyla McReynolds LLC, dated September 16, 2002.*
         16.2 Letter from Mantyla McReynolds LLC, dated September 30, 2002.

* Previously filed with and incorporated herein by reference to the Current Report on Form 8-K filed September 20, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2002

                                  VENTURES-NATIONAL INCORPORATED



                                  By: /s/ Louis George
                                     -------------------------------------------
                                  Name:   Louis George
                                  Title:  President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

16.1 Letter, dated September 16, 2002, from Mantyla McReynolds LLC, addressed to Office of the Chief Accountant of the Securities and Exchange Commission.*
16.2 Letter, dated September 30, 2002, from Mantyla McReynolds LLC, addressed to Office of the Chief Accountant of the Securities and Exchange Commission.

* Previously filed with and incorporated herein by reference to the Current Report on Form 8-K filed September 20, 2002.